PIPE-791 Phase 1b PET Trial Topline Data Supplemental Information

September 18, 2025

Disclaimer

This presentation by Contineum Therapeutics, Inc. ("Contineum", "We" or "Our) contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including without limitation statements regarding our future results of operations and financial position, future revenue, timing, progress and expected results of our clinical trials and our product development efforts, business strategy, prospects, research and development costs, timing and likelihood of success, the size of the market opportunities, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond our control and may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. 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The forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to statements regarding the Company's expectations for the PIPE-791 Phase 1b PET trial; the indications, anticipated benefits of, and market opportunities for the Company's drug candidates; the Company's business strategies and plans; and the quotations of the Company's management. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company's control and may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties, include, but are not limited to, the following: the Company is heavily dependent on the success of PIPE-791 and PIPE-307, both of which are in the early stages of clinical development, and neither of these drug candidates may progress through clinical development or receive regulatory approval; the results of earlier preclinical studies and clinical trials, including those conducted by third parties, may not be predictive of future results and unexpected adverse side effects or inadequate efficacy of the Company's drug candidates may limit their development, regulatory approval and/or commercialization; the timing and outcome of research, development and regulatory review is uncertain; the FDA or comparable foreign regulatory authorities may disagree as to the design or implementation of our proposed clinical trials; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the potential for the Company's programs and prospects to be negatively impacted by developments relating to the Company's competitors, including the results of studies or regulatory determinations relating to the Company's competitors; risks associated with reliance on third parties to successfully conduct clinical trials and, in the case of PIPE-307, the Company's reliance, pursuant to a global license and development agreement, upon Janssen Pharmaceutica NV, a Johnson & Johnson company, to develop PIPE-307 for any other indication other than relapsing-remitting multiple sclerosis and, after completion of the Company's PIPE-307 Phase 2 VISTA trial, Janssen Pharmaceutica NV's decision, in its sole discretion, whether or not to further develop PIPE-307 for relapsing-remitting multiple sclerosis; the Company has incurred significant operating expenses since inception and it expects that its operating expenses will continue to significantly increase for the foreseeable future; the Company's license agreement with Janssen Pharmaceutica NV may not result in the successful development of PIPE-307; the Company may be unable to obtain, maintain and enforce intellectual property protection for its technology and drug candidates; and unstable market and economic conditions and military conflict may adversely affect the Company's business and financial condition and the broader economy and biotechnology industry. Additional risks and uncertainties that could affect the Company's business, operations and results are included under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's periodic filings and in other filings that the Company makes with the Securities and Exchange Commission (SEC) from time to time, which are available on the Company's website at www.contineum-tx.com under the Investor section and on the SEC's website at www.sec.gov. Accordingly, readers should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our product candidates, including data regarding the estimated size of such markets and the incidence of certain medical conditions. We obtained the industry, market and similar data set from our internal estimates and research, including surveys and studies we have sponsored and/or conducted, and from published studies from third parties, including governmental agencies. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

A Phase 1b, Open-Label Trial of PIPE-791 to Evaluate Brain and Lung Lysophosphatidic Acid 1 (LPA1) Receptor Occupancy

- Evaluated LPA1 receptor occupancy (RO) as assessed by changes from baseline in LPA1 PET tracer uptake, after single-dose administration of PIPE-791, confirming LPA1 target engagement
- Adult subjects received single doses of PIPE-791 (1-20 mg)
- At baseline and ≅ 24 and 168 hours after orally administered PIPE-791, a PET–computed tomography scan was conducted after intravenous administration of a LPA1-specific radiolabeled tracer ([^{18}F]PIPE-497)
- Pharmacokinetics, safety and tolerability also assessed
- 16 total subjects recruited, 12 subjects included in the RO analysis
  - 8 healthy volunteers (HV) with brain imaging; 4 HVs with lung imaging (not included in RO analysis)
  - 4 patients with progressive MS (PrMS) with brain imaging
- 9 subjects completed all three PET imaging sessions; 3 subjects (all HVs) completed only 2 PET imaging sessions (did not complete PET Scan 3 due to technical issues)

Note: Approved by the Health and Social Care Research Ethics Committee A, HRA and Health and Care Research Wales; permission to administer radioisotopes from the Administration of Radioactive Substances Advisory Committee of the UK.

PIPE-791 Phase 1b PET Trial Topline Results

- [18F]-PIPE-497 (LPA1) PET tracer binding showed broad distribution in the CNS consistent with expected glial expression
- PIPE-791 dose-dependently reduced PET tracer uptake confirming LPA1 target engagement
- Plasma EC_{50} values of 37 ng/mL at 24 hr and 12 ng/mL at 168 hr post dose correspond to 50% RO
- The improvement in potency (i.e., ↓ EC_{50}) reflects receptor kinetics unique to PIPE-791 and is consistent with preclinical predications
- Safety and tolerability profile consistent with previous clinical studies

[18F]-PIPE-497 Clinical LPA1R PET


Signal decrease from 24 hr – 168 hr post dose indicating sustained RO
SUV
SUV
SUV
Baseline
24 hr
168 hr

The PET results confirm our planned doses (once daily dosing) for sustained coverage that exceeds 90% target RO

CONTINEUM

PIPE-791-101 Phase 1 HV: SAD vs. MAD Exposures[1]


10000
1000
100
10
1
PIPE-791 (ng/mL)
0
3
6
9
12
15
18
21
24
Time Since Dosing (in hours)
PET trial – 90% RO*
PET trial – 50% RO*
*168h results
1 mg MAD, D1
1 mg MAD, D7
3 mg MAD, D7
10 mg MAD, D14

(1) Internal data and computations.

CONTINEUM

Poor PET Tracer Uptake in Healthy Volunteer Lungs


Lung
Lung
Lung
1
0.2

- [^{18}F]-PIPE-497 demonstrated very low, homogenous lung binding at baseline
- Reflects low LPA1 receptor expression in healthy lungs as well as methodological difficulties for this tissue compartment
- Due to low baseline binding, it's challenging to obtain meaningful healthy lung data for PIPE-791

LPA1 Receptor Expression Significantly Lower in Healthy Lungs



Healthy Donor Lung Sections
IPF Donor Lung Sections
Total Binding
Non-specific Binding
550
610
1276
1345
1365
1078
790
503
215

- **Healthy control lung** – poor binding signal due to low LPA1 receptor expression
- **IPF lung** - robust binding signal due to high LPA1 receptor expression
- *Ex vivo* autoradiographic results explain the poor tracer uptake observed in healthy volunteer lungs

Excellent Relationship Between Brain and Lung RO and Drug Levels

In vivo mouse brain and lung RO

Brain RO to Lung RO Correlation[1]


R squared 0.85
Slope 1.03
Lung LPA1 RO
100
50
0
0
50
100
Brain LPA1 RO

Brain to Lung PIPE-791 Correlation[1]


R squared 0.98
Slope 1.3
Lung PIPE-791 (μM)
0.8
0.6
0.4
0.2
0.0
0.0
0.2
0.4
0.6
0.8
Brain PIPE-791 (μM)

Based on the distribution pattern of PIPE-791, we believe the brain is an appropriate surrogate for predicting RO in the lungs

(1) Internal data and computations.

CONTINEUM

CONTINEUM therapeutics

PIPE-791 Phase 1b PET Trial Topline Data Supplemental Information

September 18, 2025